UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

LETTER TO SHAREHOLDERS

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2013

Date of reporting period: October 4, 2013

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral.

To All Kavilco Shareholders,

I want to ask you to Vote Discretionary as we have a good Board of Directors and I am proud to have always had your support.

I will always be there to work for what is best for Kavilco and the Shareholders.

Thank you and God bless,

/s/ Louis A. Thompson

Louis A. Thompson
President and CEO Kavilco, Inc. Kasaan